SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 12, 2002
                        (Date of earliest event reported)



                               SALANT CORPORATION
             (Exact name of Registrant as specified in its charter)


                                    Delaware
(State or other jurisdiction of incorporation)


         001-06666                               13-3402444
    (Commission File No.)                    (I.R.S. Employer
                                            Identification No.)


              1114 Avenue of the Americas, New York, New York 10036
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 221-7500
              (Registrant's telephone number, including area code)


                                                         N/A
         (Former Name or Former Address, if Changed Since Last Report)
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  Exhibit Number            Exhibit Title

99.1     Transmittal Letter
99.2     Certification of Chief Executive Officer
99.3     Certification of Chief Financial Officer

Item 9.  Regulation FD Disclosure.

     On November 12, 2002, Salant Corporation (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended September 28, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the transmittal letter and certifications of the Company's Chief Executive Officer, Michael J. Setola, and Chief Financial Officer, Awadhesh K. Sinha, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. ss.1350, attached as exhibits hereto.

     The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended September 28, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


                                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SALANT CORPORATION


Date:  November 12, 2002                    By:      /s/ Awadhesh K. Sinha
                                                         Awadhesh K. Sinha
                                                         Chief Financial Officer


                                  EXHIBIT INDEX


         Exhibit Number             Exhibit Title

         99.1                       Transmittal Letter
         99.2                       Certification of Chief Executive Officer
         99.3                       Certification of Chief Financial Officer